UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 21, 2014

CYS Investments, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-33740	20-4072657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
890 Winter Street, Suite 200
Waltham, Massachusetts 02451
(Address of principal executive offices)
Registrant’s telephone number, including area code: (617) 639-0440
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On July 21, 2014, CYS Investments, Inc. (the "Company") issued a press release announcing its financial position as of June 30, 2014, results of operations for the three months ended June 30, 2014, and other related information. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the "Report") and incorporated herein by reference.
The information in Item 2.02 of this Report, including the information in the press release attached as Exhibit 99.1 to this Report, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in Item 2.02 of this Report, including the information in the press release attached as Exhibit 99.1 to this Report, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933.

ITEM 8.01.	OTHER EVENTS

The Company today announced that its Board of Directors has authorized an expansion of the Company’s stock repurchase program so that the Company may repurchase shares of its common stock having an aggregate value of up to $250 million. As part of the stock repurchase program, shares may be purchased in open market transactions, including through block purchases, through privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Open market repurchases will be made in accordance with Exchange Act Rule 10b-18, which sets certain restrictions on the method, timing, price and volume of open market stock repurchases. The timing, manner, price and amount of any repurchases will be determined by the Company in its discretion and will be subject to economic and market conditions, stock price, applicable legal requirements and other factors. The authorization does not obligate the Company to acquire any particular amount of common stock, and the program may be suspended or discontinued at the Company’s discretion without prior notice.
Forward-Looking Statements Disclaimer
This Report contains “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including those relating to interest rate volatility, the price of Agency RMBS, earnings, deployment of capital, yields, investment environment, interest rates, the stock repurchase program, book value per common share, interest rates, forward settling transactions, hedges, forward yield, prepayments, and the effect of actions of the U.S. government, including the Fed, on our results. Forward-looking statements typically are identified by use of the terms such as “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions. Forward-looking statements are based on the Company's beliefs, assumptions and expectations of the Company's future performance, taking into account all information currently available to the Company. The Company cannot assure you that actual results will not vary from the expectations contained in the forward-looking statements. All of the forward-looking statements are subject to numerous possible events, factors and conditions, many of which are beyond the control of the Company and not all of which are known to the Company, including, without limitation, market conditions and those described in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2013, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, which have been filed with the Securities and Exchange Commission. All forward-looking statements speak only as of the date on which they are made. New risks and uncertainties arise over time, and it is not possible to predict those events or how they may affect us. Except as required by law, the Company is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits.

Exhibit No.	Description

99.1	Press release, dated July 21, 2014, issued by CYS Investments, Inc., providing its financial position as of June 30, 2014, and results of operations for the three months ended June 30, 2014.

The information contained in the press release attached as Exhibit 99.1 to this Report is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information contained in the press release attached as Exhibit 99.1 to this Report shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CYS INVESTMENTS, INC.

Dated: July 21, 2014
BY:     /s/ FRANCES R. SPARK
Frances R. Spark
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release, dated July 21, 2014, issued by CYS Investments, Inc., providing its financial position as of June 30, 2014, and results of operations for the three months ended June 30, 2014.